                                                                    Exhibit 99.3

                          STONE CONTAINER CORPORATION

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma condensed consolidated statements of operations and condensed consolidated balance sheet of Stone were prepared to illustrate the estimated effects of the Transaction, including the financing plan, as if those transactions had occurred for the statements of operations as of the beginning of the periods presented and for the balance sheet presentation as of March 31, 2000.

     The pro forma adjustments are based upon available information and upon certain assumptions that Stone and St. Laurent believe are reasonable. The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of Stone and St. Laurent, and the related notes thereto. The historical condensed consolidated statements of operations and condensed consolidated balance sheets of St. Laurent are presented in accordance with accounting principles generally accepted in the United States.

     The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only in response to Securities and Exchange Commission ("SEC") requirements and do not purport to represent what Stone's financial position or results of operations would actually have been if the Transaction had in fact occurred at such dates or to project Stone's financial position or results of operations for any future date or period.

     For financial accounting purposes, the acquisition of St. Laurent will be accounted for using the purchase method of accounting. Accordingly, St. Laurent's assets and liabilities have been adjusted, on a preliminary basis, to reflect their fair values in the unaudited pro forma condensed consolidated balance sheet as of March 31, 2000. The estimated effects resulting from these adjustments have been reflected in the unaudited pro forma condensed consolidated statements of operations. The allocation of the estimated purchase price and the estimated transaction fees and expenses included in the unaudited pro forma condensed consolidated financial statements are preliminary; final amounts may differ from those set forth herein and such differences may be material.

                          STONE CONTAINER CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                                                                                       MARCH 31, 2000
                                                               ----------------------------------------------------------------
                                                               Stone Container   St. Laurent    Pro Forma       Stone Container
                                                                  Historical      Historical   Adjustments         Pro Forma
                                                               ---------------   -----------   -----------      ---------------
                                                                                        (in millions)
ASSETS
Current assets:
     Cash and cash equivalents ..........................          $   19           $   25        $ (622) (a)       $   44
                                                                                                     622  (c)
     Receivables ........................................             336              130            (2) (b)          464
     Inventories ........................................             503              111                             614
     Refundable income taxes ............................                                5                               5
     Deferred income taxes ..............................              88                                               88
     Prepaid expenses and other current assets ..........              35                7                              42
                                                                   ------           ------        ------            ------
          Total current assets ..........................             981              278            (2)            1,257
Property, plant and equipment, net ......................           3,054              813           550  (a)        4,417
Timberland, net .........................................              22               10                              32
Goodwill, net ...........................................           3,102               40            96  (a)        3,238
Investment in non-consolidated affiliates ...............             140                                              140
Other assets ............................................             206               36            (6) (a)          244
                                                                                                       8  (c)
                                                                   ------           ------        ------            ------
                                                                   $7,505           $1,177        $  646            $9,328
                                                                   ======           ======        ======            ======

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
     Current maturities of long-term debt ...............          $   31           $   48        $  (48) (c)       $   31
     Accounts payable ...................................             314              105            (2) (b)          417
     Other accrued liabilities ..........................             351                             24  (a)          351
                                                                                                     (24) (c)
                                                                   ------           ------        ------            ------
          Total current liabilities .....................             696              153           (50)              799
Long-term debt, less current maturities .................           3,196              337          (323) (c)        4,235
                                                                                                   1,025  (c)
Other long-term liabilities .............................             626               46            11  (a)          683
Deferred income taxes ...................................             462               22           209  (a)          693
Stockholder's equity:
     Preferred stock ....................................              78                                               78
     Common stock and additional paid-in capital.........           2,545              581          (581) (a)        2,938
                                                                                                     393  (a)
     Retained earnings (deficit) ........................             (85)              38           (38) (a)          (85)
     Accumulated other comprehensive income (loss).......             (13)                                             (13)
                                                                   ------           ------        ------            ------
          Total stockholder's equity ....................           2,525              619          (226)            2,918
                                                                   ------           ------        ------            ------
                                                                   $7,505           $1,177        $  646            $9,328
                                                                   ======           ======        ======            ======
     Common stock shares outstanding ....................             110               50           (50) (a)
                                                                                                      25  (a)          135


See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

                          STONE CONTAINER CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                       Stone Container    St. Laurent    Pro Forma     Stone Container
                                                          Historical      Historical    Adjustments       Pro Forma
                                                       ---------------    -----------   -----------    ---------------
                                                                               (in millions)
Three Months Ended March 31, 2000:
     Net sales.........................................     $ 1,143          $ 282        $(10) (b)        $ 1,415
     Cost of goods sold................................         896            233           4  (a)          1,123
                                                                                           (10) (b)
     Selling and administrative expenses...............         104             24                             128
     Restructuring charge..............................           6                                              6
                                                             ------           ----        ----             -------
     Income from operations............................         137             25          (4)                   158
     Interest expense, net.............................         (81)            (8)        (18) (c)           (107)
     Equity income from affiliates.....................           4                                              4
     Other income (loss) - net.........................                         (3)                             (3)
                                                             ------           ----        ----             -------
     Income from continuing operations before
      income taxes and extraordinary item..............          60             14         (22)                 52
     Benefit from (provision for) income taxes.........         (32)            (6)          8  (a)            (30)
                                                             ------           ----        ----             -------
     Income from continuing operations before
      extraordinary item...............................      $   28           $  8        $(14)            $    22
                                                             ======           ====        ====             =======

See accompanying notes to the Unaudited Pro forma condensed Consolidated Financial Statements.

                          STONE CONTAINER CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                  Stone Container   St. Laurent    Pro Forma   Stone Container
                                                     Historical      Historical   Adjustments     Pro Forma
                                                  ---------------   -----------   -----------  ---------------
                                                                         (in millions)

Year Ended December 31, 1999:
     Net sales.....................................   $ 4,341         $ 916          $ (53) (b)   $ 5,204
     Cost of goods sold............................     3,755           778             18  (a)     4,498
                                                                                       (53) (b)
     Selling and administrative expenses...........       389            64                           453
                                                      -------         -----          -----        -------
     Income from operations........................       197            74            (18)           253
     Interest expense, net.........................      (340)          (29)           (73) (c)      (442)
     Equity income from affiliates.................        12                                          12
     Other income - net............................        56            14                            70
                                                      -------         -----          -----        -------
     Income (loss) from continuing operations
       before income taxes and extraordinary item..       (75)           59            (91)          (107)
     Benefit from (provision for) income taxes.....                     (22)            34  (a)        12
                                                      -------         -----          -----        -------
     Income (loss) from continuing operations
       before extraordinary item...................   $   (75)        $  37          $ (57)       $   (95)
                                                      =======         =====          =====        =======

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

                          STONE CONTAINER CORPORATION

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)  To record:

Balance Sheet

-- The SSCC contribution of 25.3 million of its shares to Stone in exchange for 25.3 million shares of Stone common stock;

-- The exchange of 50.7 million shares of St. Laurent common stock including .9 shares from the exercise of stock options for 25.3 million shares of Smurfit-Stone common stock at a fair value of $393 million, based upon an average market price of $15.51 for Smurfit-Stone shares five days before and after February 23, 2000, the date of the Pre-Merger Agreement;

-- The cash payment of $622 million for 49.8 million shares of St. Laurent common stock at $12.50 per share to the existing shareholders;

-- The cash payment of $11 million or $12.50 per share for .9 million shares of St. Laurent common stock issued upon exercise of stock options in conjunction with the Transaction, less $11 million received upon exercise from optionees;

--   Acquired assets and liabilities, at fair value;

--   Excess purchase price as goodwill; and

-- Estimated Stone merger costs of $24 million directly attributable to the cost of acquisition representing primarily financial advisor, banking and legal fees.

Statements of Operations

-- Depreciation of property, plant and equipment over an average life of seventeen years; and

--   Amortization of goodwill over a forty year period.

     Tax effects are recorded assuming a 39% tax rate.

     The allocation of fair values to assets and liabilities, including intangibles and property, plant and equipment was performed on a preliminary basis. Based upon additional analyses and evaluations to be performed, the final amounts to be allocated to assets and liabilities may differ from those amounts included herein and such differences may be material. In particular the amount allocated to property, plant and equipment will change upon completion of certain valuations and other studies. A $100 million increase in property, plant and equipment and a corresponding decrease in goodwill would increase the pro forma after-tax loss by $1 million for the year ended December 31, 1999 and decrease the pro forma after-tax income by $.3 million for the three months ended March 31, 2000.

(b) To eliminate the effects of sales transactions between Stone and St. Laurent.

                          STONE CONTAINER CORPORATION

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (CONTINUED)

(c) To record the effects of additional borrowings under the Stone senior secured credit facilities and repayment of St. Laurent debt:

                                                                                Principal
     Balance sheet                                                           March 31, 2000
     -------------                                                           --------------
     New borrowings
     U.S. term facility (variable rate of 10%) due 2006 ...................       $  450
     Canadian term facility (variable rate of 10%) due 2006................          500
     Stone revolving credit facility (variable rate of 10%) due 2005.......           75
                                                                                  ------
          Total new borrowings.............................................       $1,025
                                                                                  ======

     The interest rate on the term facilities is based on the assumed LIBOR rate of 6.50%. A one-eighth of one percent change in the interest rate would increase or decrease interest expense by $1 million for the year ended December 31, 1999 and by $.3 million for the three months ended March 31, 2000.


     Repayments of St. Laurent debt

     Secured term loan (7.68% weighted average variable rate)
          payable in installments through 2005.............................       $  219

     Senior secured notes (9.01% weighted average variable rate)
          payable in installments though 2008..............................          125
     Other debt............................................................           27
                                                                                  ------
          Total St. Laurent debt to be repaid..............................          371
                                                                                  ------
     Net increase to total debt............................................       $  654
                                                                                  ======

     Additional net borrowings will be used as follows

     Cash consideration to St. Laurent shareholders at $12.50 per share....       $  622

     Deferred debt issuance costs..........................................            8
     Advisory and banking fees.............................................           24
                                                                                  ------
          Total uses of additional borrowings..............................       $  654
                                                                                  ======

                                                                      Year Ended      Three Months Ended
     Statements of operations                                      December 31, 1999    March 31, 2000
     ------------------------                                      -----------------  ------------------
     Interest expense on $1,025 million new borrowings
          used to finance the acquisition.......................         $ 103              $ 26
     Amortization of new deferred debt issuance costs...........             1
     Less interest expense on extinguished debt.................           (31)               (8)
                                                                         -----              ----
     Net interest expense increase..............................         $  73              $ 18
                                                                         =====              ====

                                      -6-